Exhibit 10.1(b)

 First  AMENDMENT TO LEASE
THIS AMENDMENT TO LEASE is made and entered into as of June 2, 2023 , by and between Xinbei Tech, Inc., a California corporation ("Lessor") and Cerebras Systems, Inc., a Delaware corporation ("Lessee").
WHEREAS, on or about January 27, 2022 a Lease was entered into by and between Lessor and Lessee relating to certain real property commonly known as (street address, city, state, zip): 1237 E, Arques Avenue, Sunnyvale, California 94085 (the “Premises"), and
WHEREAS, Lessor and Lessee ☐ have have not previously amended said Lease, and
WHEREAS, the Lessor and Lessee now desire to amend said Lease,
NOW, THEREFORE, for payment of TEN DOLLARS and other good and valuable consideration to Lessor, the receipt and sufficiency of which is hereby acknowledged, the parties mutually agree to make the following additions and modifications to the Lease:
TERM: The Expiration Date is hereby □ advanced extended to November 30, 2024 .
☐ AGREED USE: The Agreed Use is hereby modified to:.
BASE RENT ADJUSTMENT: Monthly Base Rent shall be as follows: Beginning of December 1, 2023 through November 30, 2024. The monthly base rent shall be $2.48/sq.ft. or $170,147.84. Estimated NNN expenses currently is about $.69 per square foot .
OTHER: Leasing commission per separate agreement. There shall not be any option to renew at the end of renewal period. Unless an extension with the terms and conditions mutually agreed between Landlord and Tenant .
This Amendment shall not be construed against the party preparing it, but shall be construed as if all parties jointly prepared this Amendment and any uncertainty and ambiguity shall not be interpreted against any one party. Signatures to this Amendment accomplished by means of electronic signature or similar technology shall be legal and binding.
All other terms and conditions of this Lease shall remain unchanged and shall continue in full force and effect except as specifically amended herein.
EXECUTED as of the day and year first above written.

By Lessor:		By Lessor:
	Xinbei Tech, Inc., a California corporation		Cerebras Systems, Inc., a Delaware corporation

By:	/s/ Te-Ning Chen	By:	/s/ Andrew Feldman
Name Printed:	Te-Ning Chen	Name Printed:	Andrew Feldman
Title:	President	Title:	CEO
Phone:		Phone:
Fax:		Fax:
Email:	[***]	Email:	[***]

By:		By:

Name Printed:		Name Printed:
Title:		Title:
Phone:		Phone:
Fax:		Fax:
Email:		Email:

Address:		Address:
Federal ID No.:		Federal ID No.:
AIR CRE * https://www.aircre.com * 213-687-8777 * contracts@aircre.com
NOTICE: No part of these works may be reproduced in any form without permission in writing.

/s/ TNC	/s/ CSICAF
INITIALS	INITIALS
© 2017 AIR CRE. All Rights Reserved. ATL-1.02, Revised 10-22-2020		Last Edited: 6/2/20231:21 PM Page 1 of 1